Putnam
Equity
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the addition of David King and Jeanne Mockard to your fund's management team. David has been with Putnam since 1983 and has 18 years of investment experience. Jeanne joined Putnam in 1990 and has 15 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGERS

David L. King
Jeanne L. Mockard
James M. Prusko and
the Core Fixed
Income Team

From December 1999 through early March of this year, popular growth stocks soared, out-of-favor value stocks struggled, and the divergence between returns for growth and value investing widened to an unprecedented degree. In the first half of the period, economic expansion seemed dependent upon the stability of a very few growth stocks in the technology sector. However, in early March, having ultimately decided that the situation was too precarious, investors took profits and headed for the safety of value stocks. Putnam Equity Income Fund's performance paralleled the changes in the market environment: the fund lost ground when growth stocks were in favor and turned around significantly when investor sentiment shifted in March. The fund's relatively flat returns for the semiannual period mask the double-digit recovery it has experienced since the period's close.

Total return for 6 months ended 5/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
   0.08%  -5.66%   -0.27%  -4.73%   -0.25%  -1.14%   -0.13%  -3.64%
----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* VOLATILITY HIGHLIGHTS BENEFITS OF DIVERSIFICATION

The prospect of achieving tremendous gains within a short period of time often lures investors away from a well-rounded investment strategy that includes value stocks. Buying and holding value stocks while the market favors growth can be an exercise in frustration and yet the benefits of a diversified portfolio are never more obvious than when the market delivers a sudden shift. Many investors were caught off guard when the market corrected this March. Those who sustained severe losses were no doubt given a lesson in the importance of diversification, while others whose losses were buffered because they had a balanced investment strategy in place realized anew the value of their approach.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                   12.5%

Oil and gas                9.7%

Regional Bells             7.0%

Electric utilities         5.8%

Financial                  5.1%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


We believe it is appropriate to remind shareholders that Putnam's commitment to style consistency is a crucial element in providing the diversification you need. Your fund's broadly diversified portfolio of large-capitalization stocks with low price/earnings ratios and high yields is among the most conservative and traditional of Putnam's value fund offerings. You can expect your fund to be significantly less volatile than the overall stock market, an attribute we believe cautious investors can fully appreciate in light of recent and unprecedented market volatility.

* VALUE OPPORTUNITIES ABOUND IN MOST SECTORS

Valuations for many traditional blue-chip stocks became uncommonly attractive when investors, transfixed by the lure of rapid-growth stocks, discarded everything else. We bought high-quality companies with strong fundamentals and significantly upgraded the portfolio with familiar blue-chip names. There were rallies in a number of our important sectors, including financials, utilities, and health care. Stocks that performed particularly well during the period included Hewlett-Packard, Union Pacific Resources Group, Dayton Power and Light,
(DPL) and Hartford Financial Services.

Hewlett-Packard (HP) is well known for its popular brand of PC printers, personal computers, and measurement devices. Lately the company has been profiting from rapid sales of its color printer cartridges that are used by the growing number of consumers taking up digital photography. HP became an attractive value play when its Agilent Technologies division was spun off as a separate company.

This successful restructuring process unlocked a good deal of shareholder value and put the company back on the growth curve. A dynamic new CEO has improved investor confidence in HP's future. While this stock, as well as others mentioned in this report, was viewed favorably at the end of the period, all are subject to review in accordance with your fund's investment strategy and may change in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ExxonMobil Corp.
Oil and gas

SBC Communications, Inc.
Regional Bells

Citigroup, Inc.
Financial

Fannie Mae
Financial

Bank of America Corp.
Banking

Bell Atlantic Corp.
Regional Bells

BellSouth Corp.
Regional Bells

AT&T Co,
Telecommunications

Royal Dutch Petroleum Co.
Oil and gas

Hewlett-Packard Co.
Computers

Footnote reads:
These holdings represent 18.6% of the fund's net assets as of 5/31/00. Portfolio holdings will vary over time.


We are bullish on the U.S. natural gas market. Fundamentals for the industry are strong, demand is increasing, and the United States is currently experiencing a temporary supply shortage. These factors bode well for natural gas companies, since they can now command higher prices for their product. Fund holding Union Pacific Resources Group (UPR) is an oil and gas exploration company that produces natural gas and crude oil and owns interests in coal and soda ash mines in the United States. Its shares appreciated on news that it has agreed to be acquired during 2000 by Anadarko Petroleum, another company specializing in oil and gas exploration. Anadarko is one of the best-managed companies in the industry, and we believe it will handle UPR's assets well.

During the semiannual period, your fund emphasized electric utilities because they were cheap and because we expect industry-wide consolidation to continue, bringing with it more efficient cost structures and improved shareholder value. Electric utilities companies, benefiting from deregulation, are currently generating steady cash flows as they sell off or borrow against assets they no longer need. Dayton Power and Light (DPL) is one of several electric utilities companies now held in your fund's portfolio. DPL provides electric and natural gas service to residential and commercial clients throughout Ohio. Kohlberg Kravis Roberts & Co., a firm that specializes in buyouts and takes an active role in increasing the value of companies, recently made an investment in DPL, which could drive improved stock performance. Leveraged buyout opportunities are yet another catalyst contributing to the potential growth of the industry.

Utilities sector undergoing positive changes

In 1999, the utilities sector had its worst performance, relative to the market, in 36 years. However as of May 2000, utilities make up the best-performing major sector in the S&P 500 Index for this year. This historically steady, low-growth sector is likely to see an increase in profits coupled with slightly higher volatility as a result of deregulation, which has brought new efficiencies and competitiveness to the marketplace. Large, multifunctional companies are breaking into discrete businesses that handle separate processes such as power generation and distribution.
Older companies are selling or borrowing against physical assets they no longer need and are using their increased cash flow to pay down debt, buy back shares, and make strategic acquisitions. A wave of consolidations is under way, and many utility providers are branching into alternative power such as fuel cell technology, or are investing in media or telecommunications. Your fund has taken positions in many gas and electric companies that we believe offer strong growth potential over the long term.


Your fund owns a fair number of financial stocks, including Hartford Financial Services Group Inc., which provides a wide variety of insurance products to businesses and individuals. Among its offerings are life, property, and liability insurance, workers' compensation, and marine and agricultural insurance. Hartford Financial Services has agreed to buy back Hartford Life, which it spun off in 1997. Hartford Life offers individual and group life insurance, annuities, employee benefits administration, asset management, and mutual funds. The acquisition should be complete during 2000. Global consolidation in the insurance industry is underway. Because the U.S. insurance industry remains somewhat fragmented, foreign companies are targeting U.S. insurers for takeover, and we believe Hartford Financial Services may itself become a takeover candidate in the years ahead.


"For the past three months of this fiscal period there was a noticeable shift in the market back toward value stocks, which led to very good performance for this fund during that interval."

-- David L. King, manager Putnam Equity Income Fund


* SLOWING ECONOMY INSPIRES OPTIMISM

Recent data on wage gains, housing starts, and auto sales suggest that economic growth is slowing as a result of the Federal Reserve Board's interest-rate adjustments over the past 11 months. These signs are strongly positive for value sectors such as financials and utilities. We believe a slowing economy will be incrementally more beneficial for value than for growth. Since the correction, the market has broadened and market leadership is no longer tottering on a narrow base of just a few growth stocks. We believe your fund is well positioned to participate in market rallies and newly fortified to provide enhanced downside protection. High-quality value stocks remain plentiful in nearly all sectors and we are cautiously optimistic about the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Equity Income Fund is designed for investors seeking high current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                     Class A         Class B        Class C          Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.08%  -5.66%  -0.27%  -4.73%  -0.25%  -1.14%  -0.13%  -3.64%
------------------------------------------------------------------------------
1 year           -5.99  -11.38   -6.72  -10.87   -6.67   -7.50   -6.46   -9.74
------------------------------------------------------------------------------
5 years         105.00   93.19   97.22   95.22   97.58   97.58   99.87   92.78
Annual average   15.44   14.08   14.55   14.32   14.59   14.59   14.85   14.03
------------------------------------------------------------------------------
10 years        238.73  219.31  213.84  213.84  214.49  214.49  221.38  210.14
Annual average   12.98   12.31   12.12   12.12   12.14   12.14   12.38   11.98
------------------------------------------------------------------------------
Life of fund   1240.40 1163.09  990.87  990.87 1027.34 1027.34 1054.66 1013.97
Annual average   11.97   11.68   10.97   10.97   11.13   11.13   11.24   11.07
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/00

                                          S&P 500
                                      Composite Stock           Consumer
                                        Price Index           price index
------------------------------------------------------------------------------
6 months                                    2.90%                 1.72%
------------------------------------------------------------------------------
1 year                                     10.48                  3.07
------------------------------------------------------------------------------
5 years                                   190.44                 12.55
Annual average                             23.76                  2.39
------------------------------------------------------------------------------
10 years                                  398.83                 32.59
Annual average                             17.43                  2.86
------------------------------------------------------------------------------
Life of fund                             3259.90                184.08
Annual average                             16.51                  4.64
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/00

                                   Class A           Class B       Class C        Class M
--------------------------------------------------------------------------------------------
Distributions (number)                2                 2             2              2
--------------------------------------------------------------------------------------------
Income                            $0.140            $0.083        $0.087         $0.102
--------------------------------------------------------------------------------------------
Capital gains
  Long-term                        1.123             1.123         1.123          1.123
--------------------------------------------------------------------------------------------
  Short-term                       0.395             0.395         0.395          0.395
--------------------------------------------------------------------------------------------
  Total                           $1.658            $1.601        $1.605         $1.620
--------------------------------------------------------------------------------------------
Share value:                    NAV     POP           NAV           NAV        NAV     POP
--------------------------------------------------------------------------------------------
11/30/99                      $15.76  $16.72        $15.64        $15.71     $15.66  $16.23
--------------------------------------------------------------------------------------------
5/31/00                        14.05   14.91         13.94         14.01      13.96   14.47
--------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------
Current dividend rate1          1.99%   1.88%         1.23%         1.26%      1.49%   1.44%
--------------------------------------------------------------------------------------------
Current 30-day SEC yield2       1.81    1.71          1.08          1.08       1.33    1.25
--------------------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/15/77)       (9/13/93)        (2/1/99)       (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------------
6 months         -3.29%  -8.84%  -3.63%  -8.42%  -3.66%  -4.62%  -3.56%  -6.92%
-------------------------------------------------------------------------------
1 year          -12.13  -17.19  -12.86  -16.73  -12.85  -13.62  -12.61  -15.66
-------------------------------------------------------------------------------
5 years          93.50   82.38   86.29   84.29   86.29   86.29   88.65   81.98
Annual average   14.11   12.77   13.25   13.01   13.25   13.25   13.54   12.72
-------------------------------------------------------------------------------
10 years        228.65  209.61  204.42  204.42  204.86  204.86  211.83  201.10
Annual average   12.64   11.96   11.78   11.78   11.79   11.79   12.04   11.65
-------------------------------------------------------------------------------
Life of fund   1179.43 1105.63  940.32  940.32  974.72  974.72 1001.22  962.41
Annual average   11.70   11.41   10.70   10.70   10.86   10.86   10.97   10.80
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard and Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance. It assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
May 31, 2000 (Unaudited)

COMMON STOCKS (92.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (1.3%)
-------------------------------------------------------------------------------------------------------------------
            349,800 Boeing Co.                                                                     $     13,664,063
            304,500 Lockheed Martin Corp.                                                                 7,460,250
                                                                                                   ----------------
                                                                                                         21,124,313

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
            137,700 Delta Air Lines, Inc.                                                                 7,082,944

Automotive (0.8%)
-------------------------------------------------------------------------------------------------------------------
            271,500 Ford Motor Co.                                                                       13,184,719

Banking (12.0%)
-------------------------------------------------------------------------------------------------------------------
            477,752 Bank of America Corp.                                                                26,545,096
            454,400 BB&T Corp.                                                                           13,319,600
            431,800 Charter One Financial, Inc.                                                           9,823,450
            169,700 Chase Manhattan Corp.                                                                12,674,469
            319,600 Comerica, Inc.                                                                       16,179,750
            452,600 Firstar Corp.                                                                        11,569,588
            429,910 FleetBoston Financial Corp.                                                          16,255,972
            323,400 Mellon Financial Corp.                                                               12,471,113
             48,600 Morgan (J.P.) & Co., Inc.                                                             6,257,250
            295,100 National City Corp.                                                                   5,902,000
            282,900 PNC Bank Corp.                                                                       14,251,088
            356,887 Synovus Financial Corp.                                                               7,137,740
            380,000 U.S. Bancorp                                                                          9,880,000
             93,400 Wachovia Corp.                                                                        6,456,275
            238,550 Washington Mutual, Inc.                                                               6,858,313
            408,200 Wells Fargo Co.                                                                      18,471,050
                                                                                                   ----------------
                                                                                                        194,052,754

Beverage (1.6%)
-------------------------------------------------------------------------------------------------------------------
            119,800 Anheuser-Busch Cos., Inc.                                                             9,284,500
             77,400 Brown-Forman Corp. Class B                                                            4,494,038
            312,100 Fortune Brands, Inc.                                                                  8,309,663
            168,800 Pepsi Bottling Group, Inc. (The)                                                      4,409,900
                                                                                                   ----------------
                                                                                                         26,498,101

Capital Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
            134,900 Eaton Corp.                                                                           9,788,681

Chemicals (3.6%)
-------------------------------------------------------------------------------------------------------------------
             70,700 Dow Chemical Co.                                                                      7,569,319
            299,028 du Pont (E.I.) de Nemours & Co., Ltd.                                                14,652,372
            367,700 Engelhard Corp.                                                                       6,411,769
            154,200 Minnesota Mining & Manufacturing Co.                                                 13,222,650
            195,200 PPG Industries, Inc.                                                                  9,674,600
            155,600 Praxair, Inc.                                                                         6,535,200
                                                                                                   ----------------
                                                                                                         58,065,910

Combined Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            227,100 Constellation Energy Group                                                            7,792,369

Computers (2.1%)
-------------------------------------------------------------------------------------------------------------------
              8,500 Gateway, Inc. (NON)                                                                     420,750
            166,900 Hewlett-Packard Co.                                                                  20,048,863
            118,800 IBM Corp.                                                                            12,748,725
                                                                                                   ----------------
                                                                                                         33,218,338

Conglomerates (0.7%)
-------------------------------------------------------------------------------------------------------------------
            145,200 Honeywell International Inc.                                                          7,940,625
             75,500 Tyco International Ltd.                                                               3,553,219
                                                                                                   ----------------
                                                                                                         11,493,844

Consumer Finance (1.6%)
-------------------------------------------------------------------------------------------------------------------
            200,800 Capital One Financial Corp.                                                           9,487,800
            267,800 Household International, Inc.                                                        12,586,600
            146,200 MBNA Corp.                                                                            4,075,325
                                                                                                   ----------------
                                                                                                         26,149,725

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
            198,000 Kimberly-Clark Corp.                                                                 11,979,000

Distribution (0.8%)
-------------------------------------------------------------------------------------------------------------------
            292,300 SYSCO Corp.                                                                          12,258,331

Electric Utilities (5.6%)
-------------------------------------------------------------------------------------------------------------------
            314,000 Carolina Power & Light Co.                                                           10,793,750
            267,800 CiNergy Corp.                                                                         7,130,175
            185,800 Dominion Resources, Inc.                                                              8,500,350
            457,338 DPL, Inc.                                                                            10,718,859
            264,334 Duke Energy Corp.                                                                    15,397,456
            427,100 Entergy Corp.                                                                        12,385,900
            287,600 Pacific Gas & Electric Co.                                                            7,459,625
            210,300 Reliant Energy, Inc.                                                                  5,993,550
            314,950 TXU Corp.                                                                            11,259,463
                                                                                                   ----------------
                                                                                                         89,639,128

Electrical Equipment (1.2%)
-------------------------------------------------------------------------------------------------------------------
            326,200 Emerson Electric Co.                                                                 19,245,800

Electronics (0.8%)
-------------------------------------------------------------------------------------------------------------------
             84,900 Motorola, Inc.                                                                        7,959,375
            128,300 W W Grainger                                                                          5,123,981
                                                                                                   ----------------
                                                                                                         13,083,356

Energy (1.2%)
-------------------------------------------------------------------------------------------------------------------
            106,600 Schlumberger Ltd.                                                                     7,841,763
            172,600 Transocean Sedco Forex Inc.                                                           8,489,763
             67,000 Weatherford International, Inc.                                                       2,885,188
                                                                                                   ----------------
                                                                                                         19,216,714

Financial (4.5%)
-------------------------------------------------------------------------------------------------------------------
            509,575 Citigroup, Inc.                                                                      31,689,195
            484,600 Fannie Mae                                                                           29,136,575
             67,800 Franklin Resources, Inc.                                                              2,034,000
            101,900 Hartford Life, Inc.                                                                   5,114,106
             96,200 MGIC Investment Corp.                                                                 4,767,913
              1,101 PSF Holdings LLC Class A                                                                 11,010
                                                                                                   ----------------
                                                                                                         72,752,799

Food (1.8%)
-------------------------------------------------------------------------------------------------------------------
            409,100 Archer Daniels Midland Co.                                                            4,883,631
            234,800 General Mills, Inc.                                                                   9,318,625
            213,900 Heinz (H.J.) Co.                                                                      8,382,206
            391,250 Sara Lee Corp.                                                                        7,042,500
                                                                                                   ----------------
                                                                                                         29,626,962

Health Care Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
            149,900 Baxter International, Inc.                                                            9,968,399
            132,080 CIGNA Corp.                                                                          11,730,355
            555,300 HEALTHSOUTH Corp. (NON)                                                               3,574,744
            122,600 Mallinckrodt Inc.                                                                     3,547,738
                                                                                                   ----------------
                                                                                                         28,821,236

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
             69,000 Whirlpool Corp.                                                                       3,911,438

Insurance (4.4%)
-------------------------------------------------------------------------------------------------------------------
            141,500 AFLAC Inc.                                                                            7,313,781
            226,300 Allstate Corp.                                                                        5,996,950
            178,200 American General Corp.                                                               11,415,938
             65,000 American International Group, Inc.                                                    7,316,563
            162,200 AON Corp.                                                                             5,697,275
            332,800 Hartford Financial Services Group                                                    19,676,800
            162,200 Lincoln National Corp.                                                                6,285,250
            282,900 Torchmark Corp.                                                                       7,691,344
                                                                                                   ----------------
                                                                                                         71,393,901

Investment Banking/Brokerage (1.3%)
-------------------------------------------------------------------------------------------------------------------
            240,170 Bear Stearns Companies, Inc. (The)                                                    9,456,694
            257,400 Paine Webber Group Inc.                                                              11,566,913
                                                                                                   ----------------
                                                                                                         21,023,607

Lodging/Tourism (1.1%)
-------------------------------------------------------------------------------------------------------------------
            219,700 Marriott International, Inc. Class A                                                  7,964,125
            310,200 Starwood Hotels & Resorts Worldwide, Inc.                                             9,170,288
                                                                                                   ----------------
                                                                                                         17,134,413

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
            176,500 Caterpillar, Inc.                                                                     6,751,125

Manufacturing (0.7%)
-------------------------------------------------------------------------------------------------------------------
            198,000 Illinois Tool Works, Inc.                                                            11,496,375

Media (0.7%)
-------------------------------------------------------------------------------------------------------------------
            273,400 Disney (Walt) Productions, Inc.                                                      11,534,063

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
            102,800 Alcoa Inc.                                                                            6,007,375

Natural Gas Utilities (1.2%)
-------------------------------------------------------------------------------------------------------------------
            447,026 Sempra Energy                                                                         8,409,677
            253,800 Williams Cos., Inc.                                                                  10,548,563
                                                                                                   ----------------
                                                                                                         18,958,240

Oil & Gas (9.5%)
-------------------------------------------------------------------------------------------------------------------
            271,600 BP Amoco PLC ADR (United Kingdom)                                                    14,768,250
            192,400 Chevron, Inc.                                                                        17,784,975
            302,700 Conoco, Inc.                                                                          8,097,225
            292,887 Conoco, Inc. Class B                                                                  8,347,280
            608,010 ExxonMobil Corp.                                                                     50,654,833
            396,900 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      24,781,444
            174,500 Tosco Corp.                                                                           5,344,063
            135,907 Total S.A. ADR (France)                                                              10,728,159
            509,100 Union Pacific Resources Group Inc.                                                   12,059,306
                                                                                                   ----------------
                                                                                                        152,565,535

Paper & Forest Products (1.7%)
-------------------------------------------------------------------------------------------------------------------
            295,100 Mead Corp.                                                                            9,092,769
            330,000 Owens-Illinois, Inc. (NON)                                                            3,712,500
            288,500 Weyerhaeuser Co.                                                                     14,316,813
                                                                                                   ----------------
                                                                                                         27,122,082

Pharmaceuticals (4.6%)
-------------------------------------------------------------------------------------------------------------------
            361,100 Abbott Laboratories                                                                  14,692,256
            265,000 Bristol-Myers Squibb Co.                                                             14,591,563
            168,400 Johnson & Johnson                                                                    15,071,800
            362,436 Pharmacia Corp.                                                                      18,824,020
            213,100 Schering-Plough Corp.                                                                10,308,713
                                                                                                   ----------------
                                                                                                         73,488,352

Photography/Imaging (1.1%)
-------------------------------------------------------------------------------------------------------------------
            166,000 Eastman Kodak Co.                                                                     9,918,500
            270,300 Xerox Corp.                                                                           7,331,888
                                                                                                   ----------------
                                                                                                         17,250,388

Publishing (0.9%)
-------------------------------------------------------------------------------------------------------------------
            180,100 McGraw-Hill, Inc.                                                                     9,263,894
            147,100 Tribune Co.                                                                           5,663,350
                                                                                                   ----------------
                                                                                                         14,927,244

Railroads (0.9%)
-------------------------------------------------------------------------------------------------------------------
            358,300 Union Pacific Corp.                                                                  15,160,569

Real Estate (1.9%)
-------------------------------------------------------------------------------------------------------------------
            422,400 Equity Office Properties Trust (R)                                                   11,220,000
            435,600 Equity Residential Properties Trust (R)                                              19,438,650
                                                                                                   ----------------
                                                                                                         30,658,650

Regional Bells (6.9%)
-------------------------------------------------------------------------------------------------------------------
            498,500 Bell Atlantic Corp.                                                                  26,358,188
            548,800 BellSouth Corp.                                                                      25,622,100
            310,200 GTE Corp.                                                                            19,620,150
            907,200 SBC Communications, Inc.                                                             39,633,300
                                                                                                   ----------------
                                                                                                        111,233,738

Retail (2.9%)
-------------------------------------------------------------------------------------------------------------------
            272,400 Albertsons, Inc.                                                                      9,976,650
            183,900 CVS Corp.                                                                             7,999,650
            344,100 Federated Department Stores, Inc. (NON)                                              13,247,850
            518,500 K mart Corp. (NON)                                                                    4,407,250
            197,100 Sears, Roebuck & Co.                                                                  7,280,381
            284,800 Staples, Inc. (NON)                                                                   4,200,830
                                                                                                   ----------------
                                                                                                         47,112,611

Software (0.5%)
-------------------------------------------------------------------------------------------------------------------
            149,800 Computer Associates International, Inc.                                               7,714,700

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            195,200 Electronic Data Systems Corp.                                                        12,553,800

Telecommunications (3.7%)
-------------------------------------------------------------------------------------------------------------------
            240,400 ALLTEL Corp.                                                                         15,731,175
            730,650 American Telephone & Telegraph Co.                                                   25,344,422
            306,400 Sprint Corp.                                                                         18,537,200
                                                                                                   ----------------
                                                                                                         59,612,797

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
            512,041 Shaw Industries, Inc.                                                                 7,136,571

Tobacco (0.9%)
-------------------------------------------------------------------------------------------------------------------
            563,700 Philip Morris Cos., Inc.                                                             14,726,663

Toys (0.5%)
-------------------------------------------------------------------------------------------------------------------
            469,007 Hasbro, Inc.                                                                          7,679,990

Trucks & Parts (0.2%)
-------------------------------------------------------------------------------------------------------------------
             49,900 Johnson Controls, Inc.                                                                2,841,181

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
            530,800 Waste Management, Inc.                                                               10,815,050
                                                                                                   ----------------
                    Total Common Stocks (cost $1,416,833,617)                                      $  1,485,885,482

CORPORATE BONDS AND NOTES (3.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE

Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
     $       10,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                  $          9,500

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
            820,000 Boeing Co. deb. 6 5/8s, 2038                                                            665,274
            630,000 Litton Industries Inc. sr. notes 8s, 2009                                               588,937
          1,015,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                                987,483
            690,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                              610,754
            360,000 Raytheon Co notes 6.45s, 2002                                                           347,771
            435,000 Raytheon Co. deb. 6.4s, 2018                                                            343,389
            140,000 Sequa Corp. sr. notes 9s, 2009                                                          129,500
                                                                                                   ----------------
                                                                                                          3,673,108

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
             14,230 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                              12,878

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
            642,621 Atlas Air, Inc. pass-through certificates Ser. 991A, 7.2s, 2019                         580,383
             10,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                             8,150
            463,128 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                                 429,640
            615,000 Continental Airlines, Inc. pass-through certificates
                    Ser. 98-2, 6.32s, 2008                                                                  535,757
            620,000 Delta Air Lines, Inc. notes 8.3s, 2029                                                  515,028
            180,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    164,144
             50,000 Northwest Airlines, Inc. company guaranty 7 7/8s, 2008                                   41,854
            462,953 Northwest Airlines, Inc. pass-through certificate
                    Ser. 1999-1A, 6.81s, 2020                                                               399,519
            810,000 United Air Lines Corp. deb. 9 3/4s, 2021                                                732,758
                                                                                                   ----------------
                                                                                                          3,407,233

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
            405,000 Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                 360,863
            280,000 Delphi Automotive Systems Corp. deb. 7 1/8s, 2029                                       230,104
            500,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                  356,895
            295,000 Ford Motor Co. deb. 7.4s, 2046                                                          255,308
            730,000 Ford Motor Co. bonds 6 5/8s, 2028                                                       597,819
             90,000 Lear Corp. sub. notes 9 1/2s, 2006                                                       86,689
             60,000 Navistar International Corp. sr. notes Ser. B, 7s, 2003                                  55,800
            375,000 TRW, Inc. deb. 7 3/4s, 2029                                                             324,926
                                                                                                   ----------------
                                                                                                          2,268,404

Banking (0.5%)
-------------------------------------------------------------------------------------------------------------------
            440,000 Abbey National Capital Trust I company guaranty 8.963s, 2049                            456,500
            102,000 Bank United Corp. sr. notes, 8 7/8s, 2007                                                94,954
            750,000 Bank United Corp. medium term notes, Ser. A, 8s, 2009                                   642,210
            560,000 Bayer Hypo Vereinsbank 144A bonds 8.741s, 2031 (Germany)                                499,565
            820,000 Citicorp sub. notes 6 3/8s, 2008                                                        740,485
            435,000 Colonial Bank sub. notes 8s, 2009                                                       401,575
            425,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  383,707
            365,000 First Citizens Bank Capital Trust I company guaranty 8.05s, 2028                        284,700
            120,000 First Financial Caribbean Corp. sr. notes 7.84s, 2006                                   113,887
            730,000 First Union Capital II company guaranty Ser. A, 7.95s, 2029                             640,400
            270,000 First Union Institute Capital I bonds 8.04s, 2026                                       231,822
            145,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                      139,551
            460,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  410,150
            500,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   446,950
            585,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       532,017
            210,000 Norwest Corp. med. term sr. notes Ser. J, 6 3/4s, 2027                                  173,794
            530,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                           470,672
            300,000 Scotland International Finance 144A sub. notes 8.85s, 2006
                    (Netherlands)                                                                           313,224
            370,000 Sovereign Bancorp Inc. sr. notes 10 1/2s, 2006                                          364,450
            230,000 St. Paul Bancorp sr. notes 7 1/8s, 2004                                                 221,587
            155,000 State Street Institution 144A company guaranty 7.94s, 2026                              136,943
            230,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          220,586
                                                                                                   ----------------
                                                                                                          7,919,729

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Allbritton Communications Co. sr. sub. notes
                    Ser. B, 8 7/8s, 2008                                                                     26,400
             21,200 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            24,221
             80,000 Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                         79,800
            855,000 News America Holdings, Inc. deb. 7.7s, 2025                                             732,863
                                                                                                   ----------------
                                                                                                            863,284

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             80,000 American Standard Companies, Inc. sr. notes 7 3/8s, 2008                                 72,400

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                             34,400
            150,000 Century Communications Corp. sr. notes 9 1/2s, 2005                                     143,250
             25,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           26,000
            210,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           207,900
             10,000 CSC Holdings, Inc. deb. 7 7/8s, 2018                                                      8,611
             55,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                   40,975
             40,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008
                    (United Kingdom)                                                                         40,200
             50,000 NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                    (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                            31,000
             30,000 TeleWest Communications Plc sr. disc. notes zero %, 2009
                    (United Kingdom) (STP)                                                                   17,700
                                                                                                   ----------------
                                                                                                            550,036

Chemicals (--%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              386,000
            120,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                   115,800
                                                                                                   ----------------
                                                                                                            501,800

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                    6,800

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                           47,500

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            765,000 IBM Corp. deb. 7 1/8s, 2096                                                             689,510

Conglomerates (0.1%)
-------------------------------------------------------------------------------------------------------------------
            825,000 Tyco International Ltd. company guaranty 6 1/4s, 2003                                   779,897

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Associates Corp. deb. 6.95s, 2018                                                       182,045
             45,000 Capital One Financial Corp. notes 7 1/4s, 2006                                           40,896
             80,000 Capital One Financial Corp. notes 7 1/4s, 2003                                           77,540
            120,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                           11,700
            300,000 Finova Capital Corp. notes 9 1/8s, 2002                                                 283,200
            515,000 Finova Capital Corp. notes 7.4s, 2007                                                   414,951
            160,000 Finova Capital Corp. notes 6 1/4s, 2002                                                 138,893
            655,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              622,283
             60,000 Ford Motor Credit Corp. notes 6.55s, 2002                                                58,367
            570,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            490,035
            610,000 Household Finance Corp. notes 6 1/2s, 2008                                              539,508
            955,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         806,660
                                                                                                   ----------------
                                                                                                          3,666,078

Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                          41,200

Distribution (--%)
-------------------------------------------------------------------------------------------------------------------
            535,000 Pepsi Bottling Group Inc. sr. notes Ser. B, 7s, 2029                                    456,141

Electric Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       218,465
            425,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                      419,817
            140,000 CMS Energy Corp. sr. notes 8 1/8s, 2002                                                 137,483
            320,000 CMS Energy Corp. pass-through certificates 7s, 2005                                     290,304
            600,000 DPL, Inc. 144A sr. notes 8 1/4s, 2007                                                   587,820
             62,546 Northeast Utilities System notes Ser. A, 8.58s, 2006                                     62,292
            126,323 Northeast Utilities System notes Ser. B, 8.38s, 2005                                    125,051
            286,000 Public Service Co. of New Mexico deb. 10 1/4s, 2012                                     305,743
            250,000 Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                                 251,668
            400,000 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                  375,048
            735,000 TXU Electrical Capital company guaranty 8.175s, 2037                                    651,857
                                                                                                   ----------------
                                                                                                          3,425,548

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------
            705,000 Petro Geo-Services sr. notes 7 1/8s, 2028 (Norway)                                      549,815
            130,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   127,075
             30,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                           32,250
             80,000 RBF Finance Co. company guaranty 11s, 2006                                               85,000
                                                                                                   ----------------
                                                                                                            794,140

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 SFX Entertainment Inc. company guaranty 9 1/8s, 2008                                     30,000
             30,000 SFX Entertainment, Inc. 144A company guaranty
                    Ser. B, 9 1/8s, 2008                                                                     30,150
             10,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)  1,000
             60,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008 (In default) (NON) 1,200
            380,000 Walt Disney Co. med. term notes 5.62s, 2008                                             325,793
                                                                                                   ----------------
                                                                                                            388,143

Financial (0.6%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Advanta Corp. notes Ser. C, 7.47s, 2001                                                  48,449
             20,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                           18,970
            130,000 Advanta Corp. notes Ser. C, 6.94s, 2001                                                 125,597
            100,000 Advanta Corp. notes Ser. D, 6.925s, 2002                                                 93,820
             50,000 Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                         46,907
            685,000 American General Institute 144A company guaranty
                    8 1/8s, 2046                                                                            622,165
            390,000 AT&T Capital Corp. med. term notes 6.6s, 2005                                           364,135
            945,000 Citigroup, Inc. deb. 6 5/8s, 2028                                                       795,633
            100,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                     65,000
            680,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                  258,400
            350,000 Conseco Inc. med-term notes 6 1/2s, 2002                                                227,500
            490,000 Executive Risk Capital Trust company guaranty
                    Ser. B, 8.675s, 2027                                                                    450,482
             60,000 Fremont General Corp. sr. notes Ser. B, 7.7s, 2004                                       24,000
            600,000 General Motors Acceptance Corp. notes 5 3/4s, 2003                                      565,446
            630,000 Goldman Sachs Group, Inc. (The) notes Ser. B, 7.35s, 2009                               587,173
            165,000 Hartford Life, Inc. deb. 7.65s, 2027                                                    151,691
            810,000 Heller Financial, Inc. notes 7 3/8s, 2009                                               749,234
            455,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        336,336
            260,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                             194,553
            250,000 Money Store, Inc. notes 8.05s, 2002                                                     250,510
            385,000 Newcourt Credit Group Inc. company guaranty
                    Ser. A, 7 1/8s, 2003                                                                    374,601
            430,000 Presidential Life Corp. sr. notes 7 7/8s, 2009                                          373,025
            635,000 Principal Financial Group Au 144A notes 7.95s, 2004
                    (Australia)                                                                             622,491
            830,000 Provident Companies, Inc. bonds 7.405s, 2038                                            595,401
            195,000 Safeco Capital Trust I company guaranty 8.072s, 2037                                    158,219
            925,000 Sun Life Canada Capital Trust 144A 8.526s, 2049                                         777,259
            530,000 Tig Capital Trust I 144A bonds 8.597s, 2027                                             368,350
            315,000 Trenwick Capital Trust I company guaranty 8.82s, 2037                                   239,394
                                                                                                   ----------------
                                                                                                          9,484,741

Food (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Doane Pet Care Co. sr. sub. notes 9 3/4s, 2007
                    sr. sub. notes 9 3/4s, 2007                                                              55,500

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
             70,000 International Game Technology sr. notes 7 7/8s, 2004                                     65,450
            125,000 International Game Technology 144A sr. notes 8 3/8s, 2009                               114,375
            145,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                     135,213
             60,000 Park Place Entertainment sr. notes 8 1/2s, 2006                                          57,664
            220,000 Park Place Entertainment 144A sr. sub. notes 9 3/8s, 2007                               212,850
             15,000 Sun International Hotels Ltd. company guaranty 9s, 2007                                  13,275
             10,000 Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                 8,600
                                                                                                   ----------------
                                                                                                            607,427

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Columbia/HCA Healthcare Corp. med. term notes 8.85s, 2007                               141,750
             50,000 Columbia/HCA Healthcare Corp. med. term notes 6.63s, 2045                                47,222
             10,000 Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                 7,788
              5,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                              3,675
            420,000 Omega Healthcare Investors, Inc. notes 6.95s, 2002                                      336,000
            180,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                      169,200
            290,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   260,275
            255,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                               239,700
             90,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                    80,550
                                                                                                   ----------------
                                                                                                          1,286,160

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              33,600
             70,000 Lennar Corp. 144A sr. notes 9.95s, 2010                                                  66,500
                                                                                                   ----------------
                                                                                                            100,100

Industrial (--%)
-------------------------------------------------------------------------------------------------------------------
            555,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                            495,054

Insurance (--%)
-------------------------------------------------------------------------------------------------------------------
            585,000 AFLAC Inc. sr. notes 6 1/2s, 2009                                                       516,625

Investment Banking/Brokerage (0.1%)
-------------------------------------------------------------------------------------------------------------------
            490,000 Countrywide Home Loan Corp. company guaranty
                    6.935s, 2007                                                                            456,136
            505,000 Paine Webber Group, Inc. sr. med. term notes 6.52s, 2005                                462,075
                                                                                                   ----------------
                                                                                                            918,211

Lodging/Tourism (--%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                      10,000
            420,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              359,100
                                                                                                   ----------------
                                                                                                            369,100

Manufacturing (--%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                     10,500
             30,000 Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                       28,200
                                                                                                   ----------------
                                                                                                             38,700

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
            355,000 TCI Communications Inc deb. 8 3/4s, 2015                                                371,383
            680,000 Time Warner Entertainment sr. notes 8 3/8s, 2033                                        648,251
                                                                                                   ----------------
                                                                                                          1,019,634

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                             600
             20,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                             400
             70,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                             525
             20,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (STP) (NON)                                                               150
             80,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007                                              4,100
             50,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                           1,000
             10,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                             200
                                                                                                   ----------------
                                                                                                              6,975

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                    65,975
            350,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            308,000
              8,570 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                       3,857
            120,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     112,800
                                                                                                   ----------------
                                                                                                            490,632

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
            620,000 Amerada Hess Corp. bonds 7 7/8s, 2029                                                   573,277
            845,000 KN Capital Trust III company guaranty 7.63s, 2028                                       631,976
            635,000 Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                            556,463
            380,000 Maritime & NE Pipeline 144A sec. notes 7.7s, 2019 (Canada)                              346,940
             30,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                 28,950
             30,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                 28,200
            390,000 Osprey Trust 144A sec. notes 8.31s, 2003                                                386,116
            395,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                               401,225
             30,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                              30,713
            240,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                232,800
            405,000 Sonat, Inc. notes 7 5/8s, 2011                                                          381,332
            150,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    140,750
                                                                                                   ----------------
                                                                                                          3,738,742

Paper & Forest Products (0.1%)
-------------------------------------------------------------------------------------------------------------------
            745,000 Abitibi-Consolidated Inc. deb. 8 1/2s, 2029                                             664,361
            415,000 Georgia Pacific Corp. bonds 7 3/4s, 2029                                                351,995
            160,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          155,200
             65,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                61,238
             30,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                       29,700
             20,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                             18,400
             50,000 Riverwood International Corp. company guaranty 10 1/4s, 2006                             48,000
                                                                                                   ----------------
                                                                                                          1,328,894

Pharmaceuticals (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                    58,350
            200,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   184,000
                                                                                                   ----------------
                                                                                                            242,350

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     18,552
             50,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                     45,250
             10,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                      10,726
             50,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                 49,000
                                                                                                   ----------------
                                                                                                            123,528

Railroads (--%)
-------------------------------------------------------------------------------------------------------------------
            135,000 CSX Corp. deb. 7.95s, 2027                                                              122,475
            490,000 Norfolk Southern Corp. sr. notes 6.2s, 2009                                             426,437
                                                                                                   ----------------
                                                                                                            548,912

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Avalon Properties, Inc. notes 6 7/8s, 2007 (R)                                          292,435
            345,000 EOP Operating L.P. notes 6.8s, 2009 (R)                                                 305,342
              5,000 Tanger Properties Ltd. partnership gtd. notes
                    8 3/4s, 2001 (R)                                                                          4,938
                                                                                                   ----------------
                                                                                                            602,715

Regional Bells (0.1%)
-------------------------------------------------------------------------------------------------------------------
            815,000 GTE Corp. deb. 6.94s, 2028                                                              694,429
            335,000 GTE Corp. deb. 6.46s, 2008                                                              302,673
                                                                                                   ----------------
                                                                                                            997,102

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
            480,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   421,594

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
            275,000 Federated Department Stores, Inc. notes 6.3s, 2009                                      238,024
            480,000 K mart Corp. notes 8 3/8s, 2004                                                         459,965
             20,000 K mart Corp. med. term notes 7.55s, 2004                                                 18,725
            390,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                321,773
            255,000 Sears Roebuck Acceptance Corp. notes 6 7/8s, 2017                                       213,534
            420,000 Sears Roebuck Acceptance Corp. notes 6 1/2s, 2028                                       318,692
             50,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                41,375
            120,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  105,184
                                                                                                   ----------------
                                                                                                          1,717,272

Semiconductor (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2006                                           133,700

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             80,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                   68,000

Technology Services (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                        10,100

Telecommunications (0.2%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008
                    (Bermuda)                                                                               104,500
            220,000 Global Crossing Holdings Ltd. company guaranty 9 1/2s, 2009
                    (Bermuda)                                                                               207,075
             70,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 4/15/03), 2008 (STP)                                                    43,400
            328,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                      309,960
            345,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                         348,450
            240,000 Sprint Capital Corp. company guaranty 6.9s, 2019                                        206,364
            155,000 Sprint Capital Corp. company guaranty 6 7/8s, 2028                                      128,416
            580,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                      506,247
            390,000 Sprint Capital Corp. company guaranty 5.7s, 2003                                        363,851
            620,000 U S West, Inc. notes 5 5/8s, 2008                                                       522,567
             34,000 Viatel, Inc. sr. notes 11 1/2s, 2009                                                     26,860
            355,000 Williams Communications Group Inc. sr. notes 10 7/8s, 2009                              355,000
                                                                                                   ----------------
                                                                                                          3,122,690

Telephone (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                    12 1/4s, 2004                                                                            60,150
            150,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                             72,000
             30,000 Logix Communications Enterprises sr. notes 12 1/4s, 2008                                 12,000
                                                                                                   ----------------
                                                                                                            144,150

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                            50,000
             15,000 Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                7,800
                                                                                                   ----------------
                                                                                                             57,800

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Imperial Tobacco BV company guaranty 7 1/8s, 2009
                    (Netherlands)                                                                           653,363
            185,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                             173,143
                                                                                                   ----------------
                                                                                                            826,506

Transportation (0.1%)
-------------------------------------------------------------------------------------------------------------------
            794,148 Federal Express Corp. pass-thru certificates Ser. 1998-1A,
                    6.72s, 2022                                                                             706,172

Waste Management (--%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 7 7/8s, 2009                                                                    176,400
            550,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                        324,500
             40,000 Waste Management, Inc. company guaranty 6 7/8s, 2009                                     33,669
                                                                                                   ----------------
                                                                                                            534,569

Water Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            370,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                   329,300
                                                                                                   ----------------
                    Total Corporate Bonds and Notes (cost $68,691,645)                             $     60,616,284

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE

U.S. Government Agency Mortgage Obligations (2.5%)
-------------------------------------------------------------------------------------------------------------------
     $    1,716,539 Federal Home Loan Mortgage Corporation.
                    6s, February 1, 2029                                                           $      1,543,803
                    Federal National Mortgage Association
                    Pass-Through Certificates
          4,284,210 7 1/2s, with due dates from December 1, 2029 to
                    May 1, 2030                                                                           4,161,039
         12,415,320 7s, with due dates from January 1, 2011 to June 25, 2029                             11,792,077
            798,000 6 5/8s, September 15, 2009                                                              750,495
            258,911 6 1/2s, November 1, 2010                                                                245,802
          9,479,768 6s, with due dates from January 1, 2029 to
                    September 1, 2029                                                                     8,513,970
          2,500,000 Government National Mortgage Association
                    8s, TBA, June 1, 2030                                                                 2,504,300
                    Government National Mortgage Association
                    Pass-Through Certificates
            613,630 8 1/2s, with due dates from October 15, 2017 to
                    November 15, 2017                                                                       626,245
          5,778,936 8s, with due dates from December 15, 2022 to
                    December 15, 2027                                                                     5,787,953
          4,182,500 7s, with due dates from August 15, 2023 to
                    December 15, 2028                                                                     4,020,618
             96,085 6 1/2s, September 15, 2024                                                               89,870
                                                                                                   ----------------
                                                                                                         40,036,172

U.S. Treasury Obligations (0.4%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
            395,000 6 1/2s, November 15, 2026                                                               405,120
          1,025,000 6 1/4s, May 15, 2030                                                                  1,057,513
          3,760,000 6 1/8s, November 15, 2027 (SEG)                                                       3,683,033
                    U.S. Treasury Notes
          1,610,000 6 1/2s, February 15, 2010                                                             1,633,651
            129,000 5 7/8s, November 15, 2004                                                               125,413
            773,000 U. S. Treasury Interest Strip zero %, May 15, 2026                                      159,655
                                                                                                   ----------------
                                                                                                          7,064,385
                                                                                                   ----------------
                    Total U.S. Government and Agency Obligations
                    (cost $47,676,667)                                                             $     47,100,557

COLLATERALIZED MORTGAGE OBLIGATIONS (0.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    6,067,858 Commercial Mortgage Asset Trust Ser. 99-C1,
                    Class X, Interest Only (IO), 0.91s, 2020                                       $        374,264
            110,000 CS First Boston Mortgage Securities Corp.
                    Ser. 99-C1, Class F, 8.18s, 2009                                                        102,403
            616,759 DLJ Commercial Mortgage Corp. Ser. 98-CG1,
                    Class A1A, 6.11s, 2007                                                                  580,717
                    Fannie Mae Strip
            661,253 Ser. 241, Class 2, IO, 8 1/2s, 2023                                                     196,309
            816,371 Ser. 251, Class 2, IO, 8s, 2023                                                         264,555
            398,405 Ser. 237, Class 2, IO, 8s, 2023                                                         127,739
            361,361 Ser. 217, Class 2, IO, 8s, 2023                                                         111,118
            721,580 Ser. 203, Class 2, IO, 8s, 2023                                                         233,837
            129,608 Ser. 176, Class 2, IO, 8s, 2022                                                          39,855
            730,532 Ser. 218, Class 2, IO, 7.5s, 2023                                                       235,026
            633,819 Ser. 276, Class 2, IO, 6.5s, 2024                                                       199,059
            278,861 Ser. 304, Class 2, IO, 6s, 2028                                                          81,567
            774,003 Ser. 97-91, Class SL, IO, 4.15s, 2023                                                    58,050
          1,100,722 Ser. 97-92, Class SM, IO, 3.256s, 2022                                                   81,350
          2,854,912 Ser. 252, Class 2, IO, 3.195s, 2023                                                     932,307
          1,122,368 Ser. 97-91, Class FB, IO,3.155s, 2023                                                   267,965
          1,070,725 Ser. 98-66, Class SB, IO, 2.02s, 2028                                                    42,829
                    Freddie Mac
          1,477,004 Ser. 1786, Class C, IO, 7s, 2022                                                         65,311
            673,000 Ser. 2028, Class SG, IO, 6.78s, 2023                                                    307,898
          1,447,539 Ser. 2090, Class SA, IO, 2.2775s, 2028                                                   64,008
          1,334,995 Ser. 2090, Class SD, IO,2.2775s, 2028                                                    59,032
          1,455,448 Ser. 2090, Class SB, IO, 2.2775s, 2022                                                   64,358
            270,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            247,271
                    General Growth Properties-Homart
             85,000 Ser. 99-C1, Class G, 8.089s, 2003                                                        85,418
            100,000 Ser. 99-C1, Class F, 7.839s, 2003                                                       100,496
            436,000 General Growth Properties-Ivanhoe Ser. 99-C1, Class F,
                    8.962s, 2004                                                                            437,073
                    Government National Mortgage Association
            235,490 Ser. 99-30, Class SG, 10.05s, 2025                                                      200,020
          1,065,341 Ser. 00-17, Class SB, 9.55s, 2026                                                       977,631
          1,468,351 Ser. 99-46, Class SQ, IO,1.91s, 2027                                                     67,911
            935,193 Ser. 98-2, Principal Only (PO), Class EA, zero %, 2028                                  608,168
                    Housing Securities Inc.
             25,938 Ser. 91-B, Class B6, 9s, 2006                                                            25,792
            263,106 Ser. 93-F, Class F9M2, 7s, 2023                                                         246,086
             16,664 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       12,784
            225,000 LB Commercial Conduit Mortgage Trust Ser. 99-C2, Class B,
                    7.425s, 2009                                                                            215,227
                    Merrill Lynch Mortgage Investors, Inc.
            225,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        188,051
            579,887 Ser. 98-C2, Class A1, 6.22s, 2030                                                       553,339
          3,733,010 Ser. 98-C2, Class IO, 1.4429s, 2030                                                     254,311
            220,493 Morgan Stanley Capital I Ser. 98-HF1, Class A1, 6.19s, 2007                             209,434
                    Morgan Stanley Dean Witter Capital 1
            100,000 Ser. 00, Class B, 7.638s, 2010                                                           97,297
            990,000 Ser. 00, Class A2, 7.57s, 2009                                                          967,106
            308,230 Mortgage Capital Funding, Inc. Ser. 98-MC1, Class A1,
                    6.417s, 2007                                                                            293,444
             53,150 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                       50,243
                    Prudential Home Mortgage Securities 144A
             71,795 Ser. 94-31, Class B3, 8s, 2009                                                           68,676
            433,373 Ser. 95-D, Class 5B, 7.54s, 2024                                                        392,068
             42,467 Ser. 93-31, Class B2, 6s, 2000                                                           42,149
            360,000 Residential Asset Securitization Trust Ser. 98-A12, Class A14,
                    8s, 2028                                                                                356,850
            179,494 Ryland Mortgage Securities Corp. Ser. 94-7C, Class B2,
                    7.359s, 2025                                                                            167,659
            730,461 TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A,
                    7.17s, 2032                                                                             707,180
                                                                                                   ----------------
                    Total Collateralized Mortgage Obligations
                    (cost $11,973,582)                                                             $     12,061,241

ASSET-BACKED SECURITIES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      193,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                   $        194,772
            495,000 Discover Card Master Trust I Ser. 00-5, Class A, 6.791s, 2007                           495,000
          2,410,000 Lehman Manufactured Housing Ser. 98-1, Class 1 IO,
                    0.82s, 2028                                                                              60,344
            395,000 Mach One CDO, Ltd. Ser. 00-1, Class A, 6.7s, 2030                                       357,784
            816,784 Structured Asset Security Corp. Ser. 99-RF1, Class A,
                    7.876s, 2028                                                                            806,064
                                                                                                   ----------------
                    Total Asset-Backed Securities (cost $1,968,316)                                $      1,913,964

PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                545 Centaur Funding Corp 144A 9.08% cum. pfd.
                    (Cayman Islands)                                                               $        551,785
                100 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                             4,700
              2,080 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                      216,286
                 15 Fresenius Medical Capital Trust I Ser. D, company
                    guaranty, 9.00% pfd. (Germany)                                                           13,838
                 80 Fresenius Medical Capital Trust II company guaranty,
                    7.875% pfd. (Germany)                                                                    70,800
                  5 Paxson Communications Corp.13.25% cum. pfd. (PIK)                                        48,250
                440 Webster Financial 7.375% pfd.                                                           436,479
                 20 WinStar Communications, Inc. 144A 14.25% cum. pfd. (PIK)                                 28,200
                                                                                                   ----------------
                    Total Preferred Stocks (cost $1,388,222)                                       $      1,370,338

FOREIGN GOVERNMENT BONDS AND NOTES (--%) (a) (cost $797,844)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------

USD         805,000 Quebec (Province of) sr.unsub. 5 3/4s, 2009                                    $        702,556

MUNICIPAL BONDS AND NOTES (--%) (a) (cost $708,773)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
-------------------------------------------------------------------------------------------------------------------
     $      705,000 CT Mashantucket Pequot Tribe 144A Rev. bonds
                    Ser. A, FSA, 6.57s, 2013                                              Aaa      $        602,987

CONVERTIBLE BONDS AND NOTES (--%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $       30,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                   $         24,000
             80,000 Western Digital Corp. cv. sub. deb. zero %, 2018                                         13,100
                                                                                                   ----------------
                    Total Convertible Bonds and Notes (cost $57,494)                               $         37,100

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           9/9/99   $              1
                 10 Club Regina, Inc. 144A                                                12/1/04                 1
                 10 McCaw International Ltd.                                              4/15/07                40
                 10 Sterling Chemicals Holdings                                           8/15/08               120
                 40 UIH Australia/Pacific, Inc. 144A                                      5/15/06             1,200
                                                                                                   ----------------
                    Total Warrants (cost $3,091)                                                   $          1,362

SHORT-TERM INVESTMENTS (1.3%) (a) (cost $21,781,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   21,781,000 Interest in $455,458,000 joint repurchase agreement dated
                    May 31, 2000 with Salomon, Smith Barney Inc. due
                    June 1, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $21,784,854 for an
                    effective yield of 6.37%                                                       $     21,781,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,571,880,251) (b)                                    $  1,632,072,871
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,613,865,475.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,579,613,157 resulting in gross unrealized appreciation and depreciation of $167,461,471 and $115,001,757, respectively, or net unrealized appreciation of $52,459,714.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FSA represents Financial Security Corporation.

----------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000
                                   Aggregate Face    Expiration  Unrealized
                     Total Value       Value            Date    Depreciation
----------------------------------------------------------------------------
U. S. Treasury Bond
10 year (Short)      $2,516,313      $2,480,681        Sep-00     $(35,632)
U. S. Treasury Bond
5 year (Short)        7,417,125       7,364,415        Sep-00      (52,710)
U. S. Treasury Bond
(Short)               4,876,875       4,778,640        Sep-00      (98,235)
----------------------------------------------------------------------------
                                                                 $(186,577)
----------------------------------------------------------------------------
TBA Sale Commitments at May 31, 2000
(Procceds receivable $9,888,050)
                                     Principal      Settlement       Market
                                      Amount           Date          Value
----------------------------------------------------------------------------
FHLMC 6s, June 2030                 $1,690,000        6/14/00     $1,519,953
FNMA, 6s, June 2030                  9,410,000        6/14/00      8,451,403
----------------------------------------------------------------------------
                                                                  $9,971,356
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,571,880,251) (Note 1)                                    $1,632,072,871
-------------------------------------------------------------------------------------------
Cash                                                                                 81,910
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 5,189,711
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,621,858
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   38,817,928
-------------------------------------------------------------------------------------------
Total assets                                                                  1,677,784,278

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 43,247,019
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         89,750
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,171,638
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,234,004
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          180,110
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        31,973
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,915
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              880,915
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $9,888,050)                  9,971,356
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              109,123
-------------------------------------------------------------------------------------------
Total liabilities                                                                63,918,803
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,613,865,475

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,577,169,215
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,228,847
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (25,496,352)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                 59,963,765
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,613,865,475

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,021,369,364 divided by 72,677,760 shares)                                        $14.05
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.05)*                              $14.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($491,586,253 divided by 35,253,972 shares)**                                        $13.94
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($12,962,173 divided by 925,233 shares)**                                            $14.01
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($51,575,598 divided by 3,694,244 shares)                                            $13.96
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.96)*                              $14.47
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($36,372,087 divided by 2,588,159 shares)                                            $14.05
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $66,989)                                      $ 18,152,223
-------------------------------------------------------------------------------------------
Interest                                                                          5,442,548
-------------------------------------------------------------------------------------------
Total investment income                                                          23,594,771

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,626,522
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,165,951
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    26,587
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,437
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,288,943
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,642,026
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                62,180
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               198,591
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              26,078
-------------------------------------------------------------------------------------------
Auditing                                                                             12,702
-------------------------------------------------------------------------------------------
Legal                                                                                 6,297
-------------------------------------------------------------------------------------------
Postage                                                                              73,305
-------------------------------------------------------------------------------------------
Other                                                                               166,761
-------------------------------------------------------------------------------------------
Total expenses                                                                   10,304,380
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (219,763)
-------------------------------------------------------------------------------------------
Net expenses                                                                     10,084,617
-------------------------------------------------------------------------------------------
Net investment income                                                            13,510,154
-------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                       (18,736,084)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     104,339
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                              41,025
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures,
and TBA sales during the period                                                 (12,229,278)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (30,819,998)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(17,309,844)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                           May 31      November 30
                                                                            2000*             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   13,510,154   $   26,768,677
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                     (18,631,745)     181,896,290
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (12,188,253)    (143,113,838)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                             (17,309,844)      65,551,129
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (10,224,920)     (17,719,087)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,202,917)      (4,968,406)
--------------------------------------------------------------------------------------------------
   Class C                                                                (75,504)         (69,861)
--------------------------------------------------------------------------------------------------
   Class M                                                               (386,186)        (624,961)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (465,709)        (761,783)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (109,248,324)    (103,679,729)
--------------------------------------------------------------------------------------------------
   Class B                                                            (60,599,603)     (60,328,299)
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,285,037)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (5,774,239)      (5,589,694)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (4,616,630)        (901,628)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (78,195,159)     212,044,427
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (291,384,072)      82,952,108

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,905,249,547    1,822,297,439
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $2,228,847 and $3,073,929, respectively)                 $1,613,865,475   $1,905,249,547
--------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
-------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.76       $16.94       $16.04       $13.29       $10.93        $8.49
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .13(c)       .26(c)       .27(c)       .30          .31          .32
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.18)         .37         1.68         2.74         2.37         2.44
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.05)         .63         1.95         3.04         2.68         2.76
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.14)        (.24)        (.28)        (.29)        (.32)        (.32)
-------------------------------------------------------------------------------------------------------------
From net
realized gains                         (1.52)       (1.57)        (.77)          --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                    (1.66)       (1.81)       (1.05)        (.29)        (.32)        (.32)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.05       $15.76       $16.94       $16.04       $13.29       $10.93
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .08*        4.16        12.91        23.15        24.96        33.17
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,021,369   $1,150,143   $1,114,690     $878,766     $566,133     $391,551
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .49*         .94          .99         1.06         1.09         1.13
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .94*        1.62         1.68         2.02         2.61         3.32
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.58*      112.36        94.77        82.48        67.56        70.39
-------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                              May 31
operating performance               (Unaudited)                       Year ended November 30
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.64       $16.83       $15.95       $13.23       $10.89        $8.46
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .08(c)       .14(c)       .15(c)       .19          .21          .23
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.18)         .36         1.66         2.73         2.37         2.46
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.10)         .50         1.81         2.92         2.58         2.69
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.12)        (.16)        (.20)        (.24)        (.26)
-------------------------------------------------------------------------------------------------------------
From net
realized gains                         (1.52)       (1.57)        (.77)          --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                    (1.60)       (1.69)        (.93)        (.20)        (.24)        (.26)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.94       $15.64       $16.83       $15.95       $13.23       $10.89
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.27)*       3.34        12.04        22.24        24.06        32.30
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $491,586     $631,736     $638,660     $463,506     $221,259      $83,646
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87*        1.69         1.74         1.81         1.84         1.87
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .56*         .87          .95         1.25         1.86         2.63
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.58*      112.36        94.77        82.48        67.56        70.39
-------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------
                                    Six months
                                      ended           For the period
Per-share                             May 31          Feb. 1, 1999+
operating performance              (Unaudited)         to Nov. 30
----------------------------------------------------------------------
                                       2000               1999
----------------------------------------------------------------------
Net asset value,
beginning of period                   $15.71             $15.76
----------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------
Net investment income (c)                .08                .13
----------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)              (.02)
----------------------------------------------------------------------
Total from
investment operations                   (.09)               .11
----------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------
From net
investment income                       (.09)              (.16)
----------------------------------------------------------------------
From net
realized gains                         (1.52)                --
----------------------------------------------------------------------
Total distributions                    (1.61)              (.16)
----------------------------------------------------------------------
Net asset value,
end of period                         $14.01             $15.71
----------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------
Total  return at
net asset value (%)(a)                 (0.25)*              .68*
----------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,962            $13,092
----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87*              1.40*
----------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .57*               .74*
----------------------------------------------------------------------
Portfolio turnover (%)                 44.58*            112.36
----------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                     For the period
Per-share                             May 31                                                      Dec. 2, 1994+
operating performance               (Unaudited)                Year ended November 30              to Nov. 30
---------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996        1995
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.66       $16.85       $15.96       $13.23       $10.89       $8.45
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                    .09(c)       .18(c)       .19(c)       .23          .25         .28(c)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .36         1.67         2.73         2.36        2.45
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.08)         .54         1.86         2.96         2.61        2.73
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.16)        (.20)        (.23)        (.27)       (.29)
---------------------------------------------------------------------------------------------------------------
From net
realized gains                         (1.52)       (1.57)        (.77)          --           --          --
---------------------------------------------------------------------------------------------------------------
Total distributions                    (1.62)       (1.73)        (.97)        (.23)        (.27)       (.29)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.96       $15.66       $16.85       $15.96       $13.23      $10.89
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               (.13)*       3.60        12.35        22.58        24.35       32.89*
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $51,576      $60,128      $58,891      $48,884      $22,254      $7,051
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74*        1.44         1.49         1.56         1.59        1.60*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .69*        1.12         1.17         1.50         2.11        2.99*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.58*      112.36        94.77        82.48        67.56       70.39
---------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  Y
----------------------------------------------------------------------------
                                    Six months                  For the
                                       ended         Year        period
Per-share                             May 31        ended     Oct. 1, 1998+
operating performance               (Unaudited)    Nov. 30     to Nov. 30
----------------------------------------------------------------------------
                                        2000         1999         1998
----------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.76       $16.94       $14.88
----------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------
Net investment income (c)                .15          .31          .05
----------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.18)         .36         2.01
----------------------------------------------------------------------------
Total from
investment operations                   (.03)         .67         2.06
----------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------
From net
investment income                       (.16)        (.28)          --
----------------------------------------------------------------------------
From net
realized gains                         (1.52)       (1.57)          --
----------------------------------------------------------------------------
Total distributions                    (1.68)       (1.85)          --
----------------------------------------------------------------------------
Net asset value,
end of period                         $14.05       $15.76       $16.94
----------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .21*        4.42        13.84*
----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $36,372      $50,150      $10,057
----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .37*         .69          .12*
----------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.06*        1.87          .33*
----------------------------------------------------------------------------
Portfolio turnover (%)                 44.58*      112.36        94.77
----------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.


NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year, 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is, at all times, at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended May 31, 2000, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution(or available capital loss carryovers) under income tax regulations.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 2000, fund expenses were reduced by $219,763 under expense-offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,813 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $156,314 and $4,413 from the sale of class A and class M shares, respectively and received $809,378 and $5,071 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $12,843 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $704,954,666 and $941,775,763, respectively. Purchases and sales of U.S. government obligations aggregated $34,039,465 and $45,445,993, respectively.

Note 4
Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,316,462        $181,701,264
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,826,025         106,362,776
---------------------------------------------------------------------------
                                            21,142,487         288,064,040

Shares
repurchased                                (21,439,660)       (290,082,097)
---------------------------------------------------------------------------
Net decrease                                  (297,173)       $ (2,018,057)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,484,164        $334,716,616
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,956,676         106,810,307
---------------------------------------------------------------------------
                                            27,440,840         441,526,923

Shares
repurchased                                (20,271,579)       (327,129,219)
---------------------------------------------------------------------------
Net increase                                 7,169,261        $114,397,704
---------------------------------------------------------------------------

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,198,099        $ 84,144,928
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,227,134          57,104,297
---------------------------------------------------------------------------
                                            10,425,233         141,249,225

Shares
repurchased                                (15,552,246)       (208,782,525)
---------------------------------------------------------------------------
Net increase
(decrease)                                  (5,127,013)       $(67,533,300)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,026,617        $212,072,816
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,804,438          57,860,671
---------------------------------------------------------------------------
                                            16,831,055         269,933,487

Shares
repurchased                                (14,403,076)       (232,778,684)
---------------------------------------------------------------------------
Net increase                                 2,427,979        $ 37,154,803
---------------------------------------------------------------------------

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    296,740          $4,067,182
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   89,212           1,211,225
---------------------------------------------------------------------------
                                               385,952           5,278,407

Shares
repurchased                                   (293,841)         (3,951,358)
---------------------------------------------------------------------------
Net increase                                    92,111          $1,327,049
---------------------------------------------------------------------------

                                           For the period February 1, 1999
                                              (commencement of operations)
                                                      to November 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    905,363         $14,899,584
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,748              61,338
---------------------------------------------------------------------------
                                               909,111          14,960,922

Shares
repurchased                                    (75,989)         (1,215,419)
---------------------------------------------------------------------------
Net increase                                   833,122         $13,745,503
---------------------------------------------------------------------------

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    436,910         $ 5,912,324
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  432,083           5,840,040
---------------------------------------------------------------------------
                                               868,993          11,752,364

Shares
repurchased                                 (1,013,523)        (13,517,267)
---------------------------------------------------------------------------
Net decrease                                  (144,530)        $(1,764,903)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    927,838         $15,031,937
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  383,333           5,841,338
---------------------------------------------------------------------------
                                             1,311,171          20,873,275

Shares
repurchased                                   (968,007)        (15,612,398)
---------------------------------------------------------------------------
Net increase                                   343,164         $ 5,260,877
---------------------------------------------------------------------------

                                             Six months ended May 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    974,449         $13,082,229
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  372,921           5,082,339
---------------------------------------------------------------------------
                                             1,347,370          18,164,568

Shares
repurchased                                 (1,940,475)        (26,370,516)
---------------------------------------------------------------------------
Net decrease                                  (593,105)        $(8,205,948)
---------------------------------------------------------------------------

                                              Year ended November 30, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,670,704         $59,127,489
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  105,874           1,663,411
---------------------------------------------------------------------------
                                             3,776,578          60,790,900

Shares
repurchased                                 (1,188,904)        (19,305,360)
---------------------------------------------------------------------------
Net increase                                 2,587,674         $41,485,540
---------------------------------------------------------------------------


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Jeanne L. Mockard
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA020-62263  012/192/626  7/00



PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Equity Income Fund
Supplement to Semiannual Report dated 5/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return:                                 NAV

Six months ended 5/31/00                      0.21%
1 year                                       -5.75
5 years                                     105.77
Annual average                               15.52
10 years                                    240.00
Annual average                               13.02
Life of class (since 6/15/77)              1245.45
Annual average                               11.99
---------------------------------------------------------------------------
Share value:                                  NAV

11/30/99                                     $15.76
5/31/00                                      $14.05
---------------------------------------------------------------------------
                                            Capital gains
Distributions:      No.     Income      Short-term  Long-term     Total
11/30/99-5/31/00     2      $0.159        $0.395      $1.123      $1.677
---------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.